UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 31, 2002


                          PAN ASIA COMMUNICATIONS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                      0-25553              88-0419476
--------------------------------   --------------------   --------------------
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)            Number)          Identification No.)



    Suite 1001, 1166 Alberni Street                             V6E 3Z3
   Vancouver, British Columbia, Canada
-------------------------------------------               ---------------------
  (Address of principal executive offices)                     (Zip Code)



        Issuer's telephone number                            (604) 648-2090
         (including area code)


-------------------------------------------               ---------------------
  (Former name, former address and former                      (Zip Code)
  fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes [X]   No [ ]


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

The Company has completed a debt settlement agreement with EuroCapital Holdings AVV for the issuance of 4,000,000 common shares of the company under Rule 144, to include a standard restrictive legend. Shares issued were to settle debts of $120,000 and a value of $0.03 has been attributed. With the issuance of shares, EuroCapital Holdings will hold 4,059,795 shares and a change in control may be applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

ITEM 5.  OTHER EVENTS

No events to report.

ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.

ITEM 7.  FINANCIAL STATEMENTS

The Company has filed a 10-Q for the period ending October 31 2002.

ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.

Exhibits:
---------
1. Minutes of a Meeting of the Board of Directors of the Company held on December 5, 2002.
2. Management Agreement between Explore Technologies and EuroCapital Holdings A.V.V. signed on February 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PAN ASIA COMMUNICATIONS CORP.

/s/ Mark Glusing
-----------------------
Mark Glusing, President

-----------------------
January 31, 2003
Date
-----------------------


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                                    EXHIBIT 1


                           MINUTES OF A MEETING OF THE
               BOARD OF DIRECTORS OF PAN ASIA COMMUNICATIONS CORP.
                      HELD ON THE 5th DAY OF DECEMBER, 2002


The following resolutions were passed by the Board of Directors of Pan Asia Communications Corp. (the "Company") having been consented to and adopted in writing by all the Directors of the Company as at December 5, 2002.

SHARES FOR DEBT EXCHANGE WITH CREDITORS:
----------------------------------------

     EuroCapital Holdings A.V.V.                 4,000,000

TOTAL SHARES TO BE ISSUED FOR DEBT:              4,000,000
-----------------------------------

WHEREAS the Company is indebted and will be indebted to persons and Companies for their performance of duties, services and/or providing loans to the Company as described above;

AND WHEREAS the Company wishes to reimburse and to compensate the services and performance provided;

AND WHEREAS the Company now has available the above list of creditors willing to be reimbursed in settlement of outstanding debts owed in the aggregate of US$120,000 in exchange for common shares of the Company and an agreement has been reached to value the settlement or payment at an exchange per common share price of $0.03;

AND WHEREAS the issuance of said shares do not represent in excess of 50% (Fifty per cent) of the Company's present issued share capital to settle such accounts.

THEREFORE IT BE RESOLVED that the Company issue FOUR MILLION (4,000,000) shares representing 11% to the Creditors and agents in full settlement of debts owed and to be paid for future considerations at an exchange price per common share of $0.03. These shares will be issued under the conditions of Rule 144 and are to contain an appropriate restrictive legend.

AND FURTHER RESOLVED, that the Secretary of Pan Asia Communications Corp. is instructed to notify the Transfer Agent, Pacific Stock Transfer Company, to effect the issuance of the shares.

EFFECTIVE this 5th day of December, 2002.



/s/  Mark  Glusing
-----------------------------
Mark  Glusing
President


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                                    EXHIBIT 2



                              MANAGEMENT AGREEMENT


THIS AGREEMENT, dated for reference the 1st day of February 2002 (the "reference date").

BETWEEN:

Explore, Technologies Inc., a company incorporated in the State of Nevada and having its principal place of business at Suite 210, 1166 Alberni Street, Vancouver, BC V6E 3Z3.

("'Company")

AND:

EuroCapital Holdings A.V.V. a company incorporated in the Netherlands Antilles and having its principal place of business at 7 Abraham de Veerstraat, P.O. Box 840, Curacao, Netherlands Antilles.

("Manager")

WITNESSES THAT:

(A) Company and Manager wish to enter into a management contract whereby Manager shall perform certain services on the terms and conditions set forth in this Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants herein contained, the parties hereby covenant and agree as follows:

                          GENERAL TERMS AND CONDITIONS

     1. The overall day-to-day management of the business and affairs of Explore Technologies Inc. shall be vested in EuroCapital who shall be the Manager and who shall be responsible for conducting the ordinary and usual business affairs of the Company under the direction of the President and the Board of Directors as more fully set out herein, and as limited by this agreement.

     2.   EuroCapital hereby undertakes to carry out the following services:

               a. To process, administer and effect all payments on behalf of the Company.
               b.   To take legal advise when necessary.
               c.   To locate merger prospects.
               d.   To deal with creditors.
               e.   To collect all fees.
               f. To deal with accountants and lawyers and instruct them according to the requirements of the SEC.
               g. To carry out due diligence in respect of any potential merger or acquisition and advise the President and Board accordingly.

     3. No act shall be taken, sum expended, decision made or obligation incurred by the manager with respect to matters within the scope of any major decisions ("Major Decisions") as enumerated below unless such Major Decision has been approved by the President. The major decisions shall be:


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               a.   The acquisition of any item in excess of US$10,000.00
               b.   The sale of any asset of the Company.
               c.   Placing any encumbrances on the assets of the Company.
               d. Approving budgets for the operation of the projects from time to time.
               e. Determining the maximum and minimum working capital requirements.
               f. Adjusting, settling or compromising of any claim, obligation of debt, demand, suit or judgment against the Project.

                             RECORDS AND ACCOUNTING

1. EuroCapital shall maintain true and current accounts, books and records according to generally accepted accounting principles.

2. All transactions, payments and deposits will be available for scrutiny by both parties.

3. EuroCapital shall submit interim financial statements pertaining to the operations of the Company on a regular basis, which shall be audited by the Company's auditors.

4.   Undertake the accounting of all incoming and outgoing money.

5. Shall undertake to issue news releases as necessary, to file documents required by the SEC and file the 10Q with Edgar.

                                    THE TERM

     This agreement shall be effective from the date of signing hereof and shall continue for a term of 10 months.

                                  CONSIDERATION

     The parties agree that the remuneration for this contract shall be the sum of US$120,000 to be paid at the commencement of the contract.


COMPANY:  EXPLORE TECHNOLOGIES, INC.    CONSULTANT:  EUROCAPITAL HOLDINGS A.V.V.

By:  /s/ Rod Jao                        By:  /s/ Edwin Geerman
-------------------------------------   ----------------------------------------
Name:  Rod Jao                          Name:  EuroCapital Holdings A.V.V.
Title: President                        Title: Managing Director
Date:  February 1, 2002                 Date:  February 1, 2002


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